                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                        NUCLEAR RESEARCH CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         NUCLEAR RESEARCH CORPORATION
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:
                      November 14, 1997
    ___________________________________________________________________________

                         NUCLEAR RESEARCH CORPORATION
                               125 Titus Avenue
                        Warrington, Pennsylvania 18976
                   ----------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held on December 10, 1997
                   ----------------------------------------


                  The Annual Meeting of Shareholders of Nuclear Research Corporation will be held at 10:00 A.M. on Wednesday, December 10, 1997 at the Company's offices at 125 Titus Avenue, Warrington, Pennsylvania 18976, for the following purposes:

                  1. To elect three directors to serve on the Board of Directors for the ensuing year and until their respective successors have been duly elected and qualified.

                  2. To transact such other business as may properly come before the meeting.

                  The Board of Directors has fixed the close of business on November 1, 1997 as the record date for the meeting. All shareholders of record at that time are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

                  All shareholders are cordially invited to attend the meeting. The Board of Directors urges you to date, sign and return promptly the enclosed proxy, which is solicited by the Board of Directors of the Company, even if you plan to attend the meeting. The return of the proxy will not affect your right to vote in person, if you attend the meeting.





                                           /s/ Dorothy S. Pollock
                                               Secretary


November 14, 1997

                         NUCLEAR RESEARCH CORPORATION
                               125 Titus Avenue
                        Warrington, Pennsylvania 18976


                   ----------------------------------------

                                PROXY STATEMENT

                   ----------------------------------------


                  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Nuclear Research Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Meeting") which will be held on the date, at the time and place and for the purposes set forth in the foregoing notice. This proxy statement, the foregoing notice and the enclosed proxy are first being sent to shareholders on or about November 14, 1997.

                  The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted "FOR" the nominees of the Board of Directors in the election of the three directors.

                  Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                  VOTING SECURITIES AND SECURITIES OWNERSHIP

Voting Securities

                  As of November 1, 1997, the record date for the Meeting, the Company had outstanding 28,175 shares of its Common Stock. The presence at the Meeting, in person or by proxy, of the holders of a majority of such outstanding shares will constitute a quorum. The record holders of Common Stock will be entitled to one vote per share on all matters (other than the election of directors) voted upon at the meeting and will be entitled to vote cumulatively in the election of directors. Pursuant to their cumulative voting rights, shareholders may multiply the number of votes to which they are entitled by virtue of their stock ownership by the number of directors nominated. They may allocate their votes to one director or any combination of directors.

Security Ownership of Management and Principal Shareholders

                  The following table sets forth as of October 31, 1997 certain information regarding the ownership of the Company's Common Stock by
(i) beneficial owners of 5% or more of the outstanding shares of Common Stock,
(ii) directors of the Company, (iii) the named executive officers of the Company (as identified under "Executive Compensation," below) and (iv) all directors and named executive officers of the Company as a group, together with the percentage of Common Stock held by the foregoing persons represented thereby. Each of the persons named below as beneficially owning the shares set forth opposite his or her name has sole voting power and sole investment power with respect to such shares.


                                      Amount and Nature of             Percent
Beneficial Owner(1)                 Beneficial Ownership (2)          of Class
-------------------                 ------------------------          --------
Earl M. Pollock                          15,751       (3)                 43.5%
Dorothy S. Pollock                        7,751       (4)                 27.5%
Harold J. Cooley                          2,477       (5)                  8.1%
Mark S. Pollock                           2,506       (6)                  8.6%
Charles H. Sulzberger, Jr.                1,896                            6.7%
Directors and officers as                30,381 (3)(5)(6)                 77.3%
a group (5 persons)

---------------
(1) The address of each of the persons listed above is 125 Titus Avenue, Warrington, Pennsylvania 18976.

(2) Based on information furnished to the Company by the directors and officers of the Company, these persons hold sole voting and dispositive power with respect to the shares of stock owned by them as of October 31, 1997.

(3) Includes 8,000 shares issuable upon exercise of warrants. Does not include shares owned by his wife, Dorothy S. Pollock, as to which Mr. Pollock disclaims beneficial ownership.

(4) Does not include shares owned by her husband, Earl M. Pollock, as to which Mrs. Pollock disclaims beneficial ownership.

(5) Includes 2,450 shares that Mr. Cooley has the option to purchase, all of which are currently exercisable. Excludes an aggregate of 300 shares issuable upon exercise of options held by Mr. Cooley that are not exercisable within 60 days.

(6) Includes an aggregate of 800 shares issuable upon the exercise of options granted to Mark S. Pollock, all of which are currently exercisable; also includes 1,681 shares owned by his father's estate, of which he is a co-executor, as to which shares he disclaims beneficial ownership. Excludes an aggregate of 200 shares issuable upon exercise of options held by Mark S. Pollock which are not exercisable within 60 days. Mark S. Pollock has resigned from the Company, effective November 21, 1997. All of Mr. Pollock's unexercised options will terminate, according to their terms, on February 21, 1997.


Certain Relationships and Related Transactions

                In connection with and as partial consideration for a loan from the Company's President, Earl M. Pollock, which loan was repaid in fiscal 1993, the Company issued to Earl M. Pollock in March 1989 warrants for the purchase of 5,000 shares of the Company's common stock at $100 per share. The warrants expire on March 31, 2004. In November 1994, in connection with and as partial consideration for a nonrecourse surety agreement executed by Earl M. Pollock as security for the Company's credit facilities, the Company issued to Mr. Pollock warrants for the purchase of 3,000 shares of the Company's common stock exercisable at $160.28 per share. The warrants expire on November 8, 2004. None of the warrants issued to Earl M. Pollock have yet been exercised. On January 14, 1997, in connection with the execution of new loan agreements with the Company, the Bank released the non-recourse surety agreement.

                The Board of Directors has provided that, for a period of three years after the death of Earl M. Pollock, the Company shall pay to his surviving spouse or his estate 50% of his annual salary at the date of death less any insurance amounts paid to his spouse or estate from policies whose premiums were paid by the Company.

                             ELECTION OF DIRECTORS

Identification of the Directors to be Elected

                At the Meeting, the shareholders will elect three directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of the Board of Directors' nominees listed below.

                The Board of Directors has been advised that the nominees are willing to serve as directors. If a nominee at the time of his or her election is unable or unwilling to serve or is otherwise unavailable for election, and as a result another nominee is designated, the persons named in the enclosed proxy or their substitutes will have discretion and authority to vote or to refrain from voting for the other nominee in accordance with their judgment.

                The nominees for election as directors, all of whom have been directors since August 1981, together with certain information about them, are as follows:

                                            Positions
Name                           Age          With Company
----                           ---          ------------

Earl M. Pollock                 78          Chairman of the Board, President,
                                            Chief Executive Officer

Dorothy S. Pollock              68          Director, Secretary

Charles H.                      70          Director
 Sulzberger, Jr.

                  Mr. Pollock has been Chairman of the Board, President and Chief Executive Officer of the Company for more than five years.

                  Mrs. Pollock is the wife of the President and has been a Director and Secretary of the Company for more than five years. Mrs. Pollock takes no active role in the operation of the business.

                  Mr. Sulzberger was employed by Lincoln Bank (since merged with Continental Bank, Norristown, Pennsylvania, which is now part of PNC Bank, N.A.) from 1973 to 1984, at which time he held the position of Vice President. He is currently engaged in private investment counseling.


Meetings of the Board of Directors

                There were three meetings of the Board of Directors during fiscal 1997. There are no standing audit, nominating or compensation committees of the Board of Directors.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

                The following table provides certain summary information concerning compensation paid or accrued by the Company, for its fiscal year ended June 30, 1997, to or on behalf of the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company (the Company had only three executive officers during fiscal 1997).



                                       SUMMARY COMPENSATION TABLE



                                                      Long Term Compensation
                                                      ----------------------|
                            Annual Compensation                             |         Awards            Payouts  |
                            ------------------------------------------------|------------------------|-----------|
   (a)                  (b)        (c)              (d)            (e)      |    (f)          (g)    |     (h)   |    (i)
   ---                  ---        ---              ---            ---      |    ---          ---    |     ---   |    ---
                                                                            |                        |           |
                                                               Other Annual |Restricted              |   LTIP    |   All Other
Name and                                                       Compensation |Stock         Options   |   Payouts |   Compensa-
Principal Position      Year     Salary ($)        Bonus ($)        ($)     |Award(s) ($)  SARs (#)  |   ($)     |   tion ($)
------------------      ----     ----------        ---------        ---     |------------  --------  |   ---     |   --------
Earl M. Pollock         1997     $249,343            -0-          -0-       |    -0-         -0-     |    -0-    |   $ -0-
 Chairman of the        1996     $226,622            -0-          -0-       |    -0-         -0-     |    -0-    |   $ -0-
  Board, President      1995     $229,546            -0-          -0-       |    -0-         -0-     |    -0-    |   $ -0-
  and Chief                                                                 |                        |           |
  Executive Officer                                                         |                        |           |
                                                                            |                        |           |
Harold J. Cooley        1997     $230,342            -0-          -0-       |    -0-         -0-     |    -0-    |   $22,600*
 Senior Vice            1996     $225,514       $ 46,153          -0-       |    -0-         -0-     |    -0-    |   $17,384*
  President,            1995     $280,198            -0-          -0-       |    -0-         -0-     |           |   $ -0-
  Operations                                                                |                        |           |
                                                                            |                        |           |
Mark S. Pollock         1997     $108,000            -0-          -0-       |    -0-         -0-     |    -0-    |   $ 8,308*
 Treasurer and          1996     $106,212            -0-          -0-       |    -0-         -0-     |    -0-    |   $ -0-
 Chief Financial        1995     $ 96,065            -0-          -0-       |    -0-         -0-     |    -0-    |   $ -0-
 Officer                                                                    |                        |           |
================================================================================================================================
                                                                            |                        |           |
================================================================================================================================
* Payments for accrued, unused vacation time.

Option Holdings


        The following table provides information regarding Company options held by the Company's named executive officers at the end of the Company's most recent fiscal year (such officers did not exercise any options during the most recent fiscal year).


                Aggregated Option Exercises in Last Fiscal Year
                           and FY-End Option Values


                                                                        Number of Unexercised
                                                                        Options/SAR at Fiscal      Value of Unexercised
                                                                             Year-End (#)        In-the-Money Options/SARs
                          Shares Acquired                                  (#) Exercisable/      at Fiscal Year-End ($)(1)
       Name               on Exercise (#)       Value Realized ($)           Unexercisable       Exercisable/Unexercisable
       ----               ---------------       ------------------      ---------------------    -------------------------

Earl M. Pollock(2)              -                       -                         -0-                        -

Harold J. Cooley                -                       -                      2,300/450            $322,763/26,915

Mark S. Pollock                 -                       -                        700/300             $ 77,007/17,943

================================================================================================================================

================================================================================================================================


(1) There is no trading market for the Company's securities. The fair market value of the Company's Common Stock is determined by the book value of the Company's Common Stock. On June 30, 1997, the book value of the Company's Common Stock was $220.09 per share.

(2) See Item 13 "Certain Relationships and Related Transactions" for a description of warrants for the purchase of the Company's Common Stock that were granted to Earl M. Pollock in connection with and as partial consideration for a loan to the Company by Mr. Pollock and the execution of a non-recourse surety agreement by Mr. Pollock as security for the Company's credit facilities.


Employment Contracts and Change-in-Control Arrangements

        On July 1, 1995, the Company entered into a seven-year employment agreement with Harold J. Cooley. Pursuant to the employment agreement, Mr. Cooley is presently entitled to receive base compensation at the annual rate of $235,040. In addition, at the end of each fiscal year Mr. Cooley is eligible for a bonus based on certain performance-based criteria. In the event that the Company terminates Mr. Cooley's employment without cause, the Company is required to continue to pay Mr. Cooley's base compensation, determined in accordance with the agreement, for the full term of the agreement. In the event that Mr. Cooley's employment is terminated due to death, the Company is required to continue to make all payments otherwise payable pursuant to the agreement to Mr. Cooley or his beneficiary, as applicable, for a period of one year following his death. If Mr. Cooley's employment is terminated due to disability, the Company's sole obligation is to pay Mr. Cooley's last full year's base compensation for one year following termination due to disability.

        If the Company merges or consolidates with a company that controls over 50% of the voting control of the Company or is acquired by any party not an affiliate of the Company, the Company may terminate the employment agreement and Mr. Cooley's employment. In the event of such termination, the Company is required to pay Mr. Cooley his accrued base compensation plus a sum equal to his most recent two full years' base compensation. One half of such sum must be paid within thirty days of termination and the balance must be paid within thirteen months of termination.

Compensation of Directors

        Charles H. Sulzberger receives a fee of $500 per meeting of the Board of Directors that he attends. During the fiscal year ended June 30, 1997, the Company paid fees of $1,500 to Mr. Sulzberger.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of Schmeltzer Master Group, P.C. served as independent public accountants for the Company for its most recently completed fiscal year and has been selected by the Board of Directors to serve in such capacity for the current fiscal year. A representative of Schmeltzer, Master & Gorsky is expected to be present at the Meeting and will have the opportunity to make a statement if he desires to do so. The representative is also expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 1998 must be received by the Company by July 17, 1998, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                        COST OF SOLICITATION OF PROXIES

        The Company will bear the cost of the solicitation of the proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and the costs of forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company.

                          VOTE REQUIRED FOR APPROVAL

        The three nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected. All other matters require for approval the favorable vote of a majority of shares voted at the meeting in person or by proxy.

                    EXHIBITS TO ANNUAL REPORT ON FORM 10-K

        THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. THE EXHIBITS ARE LISTED IN THE COPY OF SUCH REPORT BEING PROVIDED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO EARL M. POLLOCK, PRESIDENT, AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                        NUCLEAR RESEARCH CORPORATION

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Earl M. Pollock proxy (with full power of substitution) to vote as indicated below and in his discretion upon such other matters as may properly come before the meeting, all shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Nuclear Research Corporation to be held on December 10, 1997, and at any adjournment or postponement thereof.


1.  ELECTION OF DIRECTORS  [ ] FOR all three nominees  [ ] WITHHOLD
    INDICATED IN THE PROXY     for Director listed         AUTHORITY to
    STATEMENT                  below.                      vote for all
                                                           nominees listed
                                                           below.


Earl M. Pollock, Dorothy S. Pollock, Charles H. Sulzberger, Jr.


(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

-------------------------------------------------------------------------------


         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the listed nominees as director. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE THIS PROXY BELOW



DATE:
     --------------------------------------------------------------------------

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                        (Signature of Shareholder)


If shares are registered in more than one name, all owners should sign. If signing as attorney, executor, administrator, guardian, or corporate official, please give your full title.